Quartet Merger Corp.
(A Company In the Development Stage)

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	2
Balance Sheet	3
Notes to Financial Statements	4 - 10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Quartet Merger Corp.

We have audited the accompanying balance sheet of Quartet Merger Corp. (a company in the development stage) (the “Company”) as of November 1, 2013. The balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Quartet Merger Corp. (a company in the development stage), as of November 1, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum llp

Marcum LLP

New York, NY

November 7, 2013

Quartet Merger Corp.
(A Company In the Development Stage)

Balance Sheet

November 1, 2013

ASSETS
Current assets:
Current assets – cash	$804,832
Total current assets	804,832

Cash and cash equivalents held in trust	85,645,000
Total assets	$86,449,832

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Offering costs payable	$97,388
Accounts payable	9,013
Advance from stockholder	70,000
Note payable to stockholder	65,000
Total liabilities	241,401

Commitments
Common Stock, subject to possible conversion (7,909,603 shares at conversion value)	80,644,994

Stockholders’ equity
Preferred stock, $.0001 par value, 1,000,000 authorized, 0 outstanding	-
Common stock, $.0001 par value, 15,000,000 authorized, 3,447,897 issued and outstanding (excluding 7,909,603 shares subject to possible conversion)	345
Additional paid-in capital	5,584,600
Deficit accumulated during the development stage	(21,508)
Total stockholders’ equity	5,563,437
Total liabilities and stockholders’ equity	$86,449,832

Quartet Merger Corp.

(A Company In the Development Stage)

Notes to Financial Statements

Note 1 —Organization and Plan of Business Operations

Quartet Merger Corp. (the “Company”) was incorporated in Delaware on April 19, 2013 as a blank check company whose objective is to effect a merger, capital stock exchange, asset acquisition or other similar business combination with one or more businesses or entities (a “Business Combination”). The Company has selected December 31 as its fiscal year-end.

The accompanying financial statements are presented in U.S. dollars and have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the accounting and disclosure rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

At November 1, 2013, the Company had not yet commenced any operations. All activity through November 1, 2013 relates to the Company’s formation and the offering described below. The Company is considered to be a development stage company and as such, the financial statements are prepared in accordance with the Accounting Standards Codification (“ASC”) topic 915 “Development Stage Entities.” The Company is subject to all of the risks associated with development stage companies.

The registration statement for the Company’s initial public offering was declared effective on October 28, 2013. The Company consummated the Offering of 8,400,000 units on November 1, 2013 generating gross proceeds of $84,000,000 and net proceeds of $80,779,839 after deducting $3,220,161 of transaction costs, which is discussed in Note 3 (“Initial Public Offering”) and $5,425,000 from the private placement to the initial stockholders of the Company (“Initial Stockholders”) and the underwriters which is described in Note 4.

On November 1, 2013, the underwriters exercised their over-allotment option and on November 5, 2013, the Company consummated the closing of the over-allotment option (“Overallotment”). The initial public offering and the Overallotment are collectively referred to as the “Offering.” The units sold pursuant to the Overallotment were sold at an offering price of $10.00 per Unit, generating gross proceeds of $12,600,000. In a private placement that took place simultaneously with the consummation of the exercise of the over-allotment option, certain of the Initial Stockholders and the underwriters purchased an additional 65,625 Private Units at $10.00 per unit.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering and Private Units, although substantially all of the net proceeds are intended to be generally applied toward consummating a Business Combination. The Company’s Units are listed on the Nasdaq Capital Market (“NASDAQ”). Pursuant to the NASDAQ listing rules, the Company’s initial Business Combination must be with a target business or businesses whose collective fair market value is at least equal to 80% of the balance in the trust account at the time of the execution of a definitive agreement for such Business Combination, although this may entail simultaneous acquisitions of several target businesses. There is no assurance that the Company will be able to effect a Business Combination successfully.

Following the closing of the Overallotment on November 5, 2013, an amount of $98,491,750 (or approximately $10.20 per share sold to the public in the Offering) from the sale of the units in the Offering and the Private Units is being held in a trust account (“Trust Account”) and may be invested in money market funds meeting the applicable conditions of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, and that invest solely in U.S. treasuries or United States bonds, treasuries or notes having a maturity of 180 days or less. The $98,491,750 placed into the Trust Account may not be released until the earlier of (i) the consummation of the Company’s initial Business Combination and (ii) the Company’s failure to consummate a Business Combination within the prescribed time. Placing funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, service providers, prospective target businesses or other entities it engages, execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements. The Company’s Chief Executive Officer has agreed that he will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company. However, there can be no assurance that he will be able to satisfy those obligations should they arise. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Up to a maximum of $750,000 of interest earned on the Trust Account balance may be released to the Company to fund working capital requirements. Additionally, any amounts of interest earned on the Trust Account may be released to the Company to pay the Company’s tax obligations.

Quartet Merger Corp.

(A Company In the Development Stage)

Notes to Financial Statements

The Company, after signing a definitive agreement for the acquisition of a target business, is required to provide stockholders who acquired common shares in the Offering (“Public Stockholders”) with the opportunity to convert their shares (“Public Shares”) for a pro rata share of the Trust Account. In the event that stockholders owning approximately 94.9% (as adjusted for the closing of the Overallotment on November 5, 2013) or more of the common shares sold as part of the Units in the Offering exercise their conversion rights described below, the Business Combination will not be consummated. The actual percentages will only be able to be determined once a target business is located and the Company can assess all of the assets and liabilities of the combined company upon consummation of the proposed Business Combination, subject to the requirement that the Company must have at least $5,000,001 of net tangible assets upon close of such Business Combination. As a result, the actual percentages of shares that can be converted may be significantly lower than the above estimates. The Initial Stockholders have agreed that they will vote any shares they then hold in favor of any proposed Business Combination and will waive any conversion rights with respect to these shares and the Private Units pursuant to letter agreements executed on November 1, 2013.

In connection with any proposed Business Combination, the Company will seek stockholder approval of an initial Business Combination at a meeting called for such purpose at which stockholders may seek to convert their shares, regardless of whether they vote for or against the proposed Business Combination. If the Company seeks stockholder approval of an initial Business Combination, any Public Stockholder voting either for or against such proposed Business Combination will be entitled to demand that his common shares be converted into a full pro rata portion of the amount then in the Trust Account (initially approximately $10.20 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay its taxes). The Rights (discussed in Note 3 – Initial Public Offering) sold as part of the Units will not be entitled to vote on the proposed Business Combination and will have no conversion or liquidation rights.

The Company will consummate a Business Combination only if holders of less than approximately 94.9% (as adjusted for the closing of the Overallotment on November 5, 2013) of the common shares exercise their conversion rights and a majority of the outstanding shares of common stock voted, are voted in favor of the Business Combination. Notwithstanding the foregoing, the Amended and Restated Certificate of Incorporation of the Company provides that a Public Stockholder, together with any affiliate or other person with whom such Public Stockholder is acting in concert or as a “group” (within the meaning of Section 13 of the Securities Act of 1934, as amended), will be restricted from seeking conversion rights with respect to an aggregate of more than 20% of the shares of common stock sold in the Offering (but only with respect to the amount over 20% of the shares of common stock sold in the Offering). A “group” will be deemed to exist if Public Stockholders (i) file a Schedule 13D or 13G indicated the presence of a group or (ii) acknowledge to the Company that they are acting, or intend to act, as a group.

Pursuant to the Company’s amended and restated certificate of incorporation, if the Company does not consummate a Business Combination by May 1, 2015, or November 1, 2015 if the extension criteria have been satisfied, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares held by the Public Stockholders, at a per-share price, payable in cash, as described below, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and its board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. If the Company is unable to consummate an initial Business Combination and is forced to redeem 100% of the outstanding public shares for a pro rata portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the Trust Account, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay any of its taxes. Holders of Rights will receive no proceeds in connection with the liquidation with respect to such rights. The Initial Stockholders and the holders of Private Units will not participate in any redemption distribution with respect to their initial shares and Private Units, including the common stock included in the Private Units.

Quartet Merger Corp.

(A Company In the Development Stage)

Notes to Financial Statements

If the Company is unable to conclude its initial Business Combination and expends all of the net proceeds of the Offering and Overallotment not deposited in the Trust Account, without taking into account any interest earned on the Trust Account, the Company expects that the initial per-share redemption price for common stock will be approximately $10.20. The proceeds deposited in the Trust Account could, however, become subject to claims of the Company’s creditors that are in preference to the claims of the Company’s stockholders. In addition, if the Company is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in its bankruptcy estate and subject to the claims of third parties with priority over the claims of the Company’s common stockholders. Therefore, the actual per-share redemption price may be less than approximately $10.20.

Note 2 — Significant Accounting Policies

Cash and Cash Equivalents

The Company considers all short-term investments with a maturity of three months or less when purchased to be cash equivalents. The Company maintains cash balances that at times may be uninsured or in deposit accounts that exceed Federal Deposit Insurance Corporation limits. The Company maintains its cash deposits with major financial institutions.

Securities held in Trust Account

At November 1, 2013, the assets in the Trust Account were held in cash.

Common stock subject to possible conversion

The Company accounts for its common stock subject to possible conversion in accordance with the guidance enumerated in ASC 480 “Distinguishing Liabilities from Equity”.   Common stock subject to mandatory conversion (if any) is classified as a liability instrument and is measured at fair value. Conditionally convertible common stock (including common stock that features conversion rights that are either within the control of the holder or subject to conversion upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain conversion rights that are considered by the Company to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly at November 1, 2013, the common stock subject to possible conversion is presented as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company is required to file income tax returns in the United States (federal) and in various state and local jurisdictions. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. Since the Company was incorporated on April 19, 2013, the evaluation was performed for the upcoming 2013 tax year, which will be the only period subject to examination. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position.

Quartet Merger Corp.

(A Company In the Development Stage)

Notes to Financial Statements

The Company’s policy for recording interest and penalties associated with audits is to record such expense as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period from April 19, 2013 (inception) through November 1, 2013. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying balance sheet.

Note 3 —Initial Public Offering

On November 1, 2013, the Company sold 8,400,000 units (“Units”) at a price of $10.00 per unit in the Offering. Each unit consists of one share of the Company’s common stock, par value $0.0001, and one right (“Right”). Each Right entitles the holder to receive one-tenth (1/10) of a share of common stock on the consummation of an initial Business Combination. There are no contractual penalties for failure to deliver securities to the holders of the Rights upon consummation of the Company’s initial business combination. Additionally, in no event will the Company be required to net cash settle the Right. In such events, the Rights will be worthless.

The Company paid the underwriters in the Offering an underwriting discount of 3.25% ($3,139,500) of the gross proceeds of the Offering, including from the exercise and closing of the over-allotment option. The Company also issued a unit purchase option, for $100, to EarlyBirdCapital, Inc. (“EBC”) and its designees to purchase 420,000 units at an exercise price of $11.75 per unit. The unit purchase option will be exercisable commencing on the later to occur of the consummation of the Company’s initial Business Combination or October 28, 2013 and will expire on October 28, 2018. The units issuable upon exercise of this option are identical to the units sold in the Offering. Accordingly, after the Business Combination, the purchase option will be to purchase 462,000 shares of common stock (which includes 42,000 shares to be issued for the Rights included in the units underlying the purchase option) for the same aggregate purchase price. The Company accounted for the fair value of the unit purchase option, inclusive of the receipt of $100 cash payment, as an expense of the Offering resulting in a charge directly to stockholders’ equity. The Company estimates that the fair value of this unit purchase option is approximately $1,146,600, or $2.73 per unit using a Black-Scholes option-pricing model. The fair value of the unit purchase option to be granted to the underwriter is estimated as of the date of grant using the following assumptions: (1) expected volatility of 35%, (2) risk-free interest rate of 1.37% and (3) expected life of five years. The purchase option may be exercised for cash or on a cashless basis, at the holder’s option, and expires on November 1, 2018. The option and underlying securities have been deemed compensation by FINRA and are therefore subject to a 180-day lock-up pursuant to Rule 5110(g)(1) of FINRA’s NASD Conduct Rules. Additionally, the option may not be sold, transferred, assigned, pledged or hypothecated for a one-year period (including the foregoing 180-day period) following the date of this prospectus except to any underwriter and selected dealer participating in the offering and their bona fide officers or partners. The option grants to holders demand and “piggy back” rights for periods of five and seven years, respectively, from the date of the Offering with respect to the registration under the Securities Act of the securities directly and indirectly issuable upon exercise of the option. The Company will bear all fees and expenses attendant to registering the securities, other than underwriting commissions which will be paid for by the holders themselves. The exercise price and securities issuable upon exercise of the option may be adjusted in certain circumstances including in the event of a stock dividend, or the Company’s recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances of common stock at a price below its exercise price.

Quartet Merger Corp.

(A Company In the Development Stage)

Notes to Financial Statements

Note 4 – Private Units

Simultaneously with the Offering, the Initial Stockholders of the Company and underwriters purchased 542,500 Private Units at $10.00 per unit (for an aggregate purchase price of $5,425,000) from the Company. In a private sale that took place simultaneously with the consummation of the exercise of the over-allotment option, certain of the Initial Stockholders of the Company and the underwriters purchased an additional 65,625 units at $10.00 per unit. All of the proceeds received from these purchases were placed in the Trust Account.

The Private Units will be identical to the Units sold in the Offering, except that the holders have agreed (i) to vote the shares of common stock included therein in favor of any proposed Business Combination, (ii) not to propose, or vote in favor of, an amendment to the Company’s amended and restated certificate of incorporation with respect to pre-Business Combination activities prior to the consummation of such a Business Combination, (iii) not to convert any shares of common stock included therein into the right to receive cash for the Trust Account in connection with a stockholder vote to approve the proposed initial Business Combination and (iv) that the shares of common stock included therein shall not participate in any liquidating distribution upon winding up if a Business Combination is not consummated.

Note 5 — Notes Payable and Advance From Stockholders

The Company issued a $65,000 principal amount unsecured promissory note to Eric S. Rosenfeld, one of the Company’s Initial Stockholders on June 26, 2013. The note is non-interest bearing and payable on the earlier of June 26, 2014, the consummation of the Offering or the Company’s determination to not proceed with the Offering. This Note was repaid in full on November 5, 2013.

On October 28, 2013, Eric S. Rosenfeld advanced the Company an aggregate of $70,000 for the payment of offering costs. This amount was repaid in full on November 5, 2013.

Quartet Merger Corp.

(A Company In the Development Stage)

Notes to Financial Statements

Note 6 —Commitments

The Company presently occupies office space provided by an affiliate of the Company’s Chairman and Chief Executive Officer. Such affiliate has agreed that, until the Company consummates a Business Combination, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate an aggregate of $10,000 per month for such services commencing on October 28, 2013.

The Company has engaged EBC on a non-exclusive basis, to act as its advisor and investment banker in connection with its initial Business Combination and to provide it with assistance in negotiating and structuring the terms of its initial Business Combination. The Company will pay EBC a cash fee equal to 3.75% of the gross proceeds of the Offering ($3,622,500) for such services upon the consummation of its initial Business Combination.

The Initial Stockholders and the holders of the Private Units (or underlying securities) are entitled to registration rights with respect to their Initial Shares and Private Units (or underlying securities) pursuant to agreements signed on October 28, 2013. The holders of the majority of the Initial Shares are entitled to demand that the Company register these shares at any time commencing three months prior to the first anniversary of the consummation of a Business Combination. The holders of the Private Units (or underlying securities) are entitled to demand that the Company register these securities at any time after the Company consummates a Business Combination. In addition, the Initial Stockholders and holders of the Private Units (or underlying securities) have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

Note 7 —Stockholders’ Equity

Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors.

As of November 1, 2013, there are no shares of preferred stock issued or outstanding.

Common Stock

The Company is authorized to issue 15,000,000 shares of common stock with a par value of $0.0001 per share.

In connection with the organization of the Company, a total of 2,012,500 shares of the Company’s shares of Class A common stock were sold to the Initial Stockholders at a price of approximately $0.01 per share for an aggregate of $25,000.

Effective September 9, 2013, the Company’s Board of Directors authorized a stock dividend of 0.2 shares of Class A common stock for each outstanding share of Class A common stock, resulting in an aggregate of 2,415,000 shares of Class A common stock held by the Initial Stockholders. On October 3, 2013, the Company amended its certificate of incorporation to reclassify its authorized capital into a single class of common stock such that each share of Class A common stock became a share of common stock and to increase the authorized shares of common stock to 15,000,000 shares.

The Initial Stockholders’ 2,415,000 shares (“Initial Shares”) have agreed not to transfer, assign or sell any of the units or underlying securities (except to certain permitted transferees) until, with respect to 50% of the Initial Shares, the earlier of one year after the date of the consummation of an initial business combination and the date on which the closing price of the Company’s common stock exceeds $12.50 per share for any 20 trading days within a 30-trading day period following the consummation of an initial Business Combination and, with respect to the remaining 50% of the Initial Shares, one year after the date of the consummation of an initial Business Combination, or earlier in each case if, subsequent to our initial business combination, the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Pursuant to letter agreements executed on October 28, 2013 with the Company and the underwriter, the Initial Stockholders have waived their right to receive distributions with respect to their Initial Shares upon the Company’s redemption of 100% of the outstanding public shares held by the Public Stockholders.

As of November 1, 2013, 11,357,500 shares of common stock were issued and outstanding.

Note 8 – Subsequent Events

The Company evaluates events that have occurred after the balance sheet date but before the financial statements are issued. On November 1, 2013 the underwriters exercised their full over-allotment option and on November 5, 2013 purchased an additional 1,260,000 units subject to such over-allotment option. The units sold pursuant to the over-allotment option were sold at an offering price of $10.00 per unit, generating gross proceeds of $12,600,000. In a private sale that took place simultaneously with the consummation of the exercise of the over-allotment option, certain of the Initial Stockholders and the underwriters purchased an additional 65,625 Private Units at $10.00 per unit.

Quartet Merger Corp.

(A Company In the Development Stage)

Notes to Financial Statements

Upon consummation of the sale of the additional 1,260,000 units subject to the over-allotment option and the additional 65,625 private units, $98,491,750 (or approximately $10.20 per unit sold in the Offering including the over-allotment option) is held in the Trust Account.